UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: December 11, 2007
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 24th Floor
New York, NY 10019-4702
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(Address of principal executive offices) (Zip Code)

(203) 557-3845
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - REGISTRANT’S BUSINESS AND OPERATIONS

Item  5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    A Special  Meeting of the  Shareholders of the Registrant was held at the Registrant's corporate office 10th day of December, 2007 at 10 o'clock A.M. pursuant to call to meeting by the directors of the Company on December 1, 2007, fixing said time and place. A quorum, representing greater than fifty percent of the issued shares was present in person or by telephone which represents a majority authorized to vote at such meeting.

        At the meeting, the shareholders by unanimous vote approved the amendment  to the Registrant's Bylaws that has received prior approval from the officers and  directors of the Company by a similar unanimous vote.  The Bylaws were amended from the prior Bylaws of BusinessWay International Corp., the Registrant's predecessor, that has been incorporated by reference to the Registrant’s Annual Report on Form 10-KSB that was filed with the Securities and Exchange Commission on November 13, 2001.  The amended Bylaws made three changes to the prior Bylaws:

1.  The Amended Bylaws reflects the change of the Registrant's name from BusinessWay International Corp. to its current name Royal Invest International Corp. in accordance with the amended Certificate of Incorporation as filed with the Delaware Secreatry of State on Janmuary 26, 2007, and incorporated by reference to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 7, 2007.

2.  The Amended ByLaws reflects the change that the Registrant is incorporated in Delaware and no longer in Florida in accordance with the Certificate of Merger as filed with the Delaware Secretary of State on May 9, 2005, and incorporated by reference to Registrant’s Form DEC 14C filed with the Securities and Exchange Commission on May 20, 2005.

3. The Amended Bylaws reflect the change that the Registrant fiscal year ends on the 31st day of December from the previous 31st day of July as is incorporated by reference to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST
(Registrant)

Date: December 11, 2007	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: December 11, 2007	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)